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                                                                    Exhibit 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement pertaining to the AmeriLink Corporation 1994 Stock Incentive Plan of our report dated May 15, 1998, with respect to the consolidated financial statements of AmeriLink Corporation included in its Annual Report (Form 10-K) for the year ended March 29, 1998, filed with the Securities and Exchange Commission.



                                                         /s/ ERNST & YOUNG LLP



Columbus, Ohio
May 24, 1999